File No. 333-_______

As filed with the SEC on February 26, 2008
U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. __
Post-Effective Amendment No.  __
(Check appropriate box or boxes)

FEDERATED EQUITY FUNDS
(Exact Name of Registrant as Specified in Charter)

1-800-341-7400
(Area Code and Telephone Number)
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7000
(Address of Principal Executive Offices)

John W. McGonigle, Esquire
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
(Name and Address of Agent for Service)

Copies to:

Melanie C. Maloney, Esquire
Jennifer Eck, Esquire
Dickstein Shapiro LLP
2101 L Street, NW
Washington, DC  20037-1526
(202) 828-2218

Acquisition of the assets of

CB CORE EQUITY FUND
a series of The Advisors’ Inner Circle Fund

By and in exchange for Institutional Shares of

FEDERATED CAPITAL APPRECIATION FUND
a portfolio of Federated Equity Funds

Approximate Date of Proposed Public Offering: As soon as
practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of Securities Being Registered: Institutional Shares, without par value, of Federated Capital Appreciation Fund

It is proposed that this filing will become effective
on March 27, 2008 pursuant to Rule 488.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

CB Core Equity Fund

a series of THE ADVISORS’ INNER CIRCLE FUND
One Freedom Valley Drive
Oaks, PA  19456

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD May 7, 2008

TO SHAREHOLDERS OF THE CB CORE EQUITY FUND:  A special meeting of the shareholders of the CB Core Equity Fund (the "CB Fund") will be held at One Freedom Valley Drive, Oaks, PA, 19456 at 11 a.m. (Eastern time), on May 7, 2008 for the following purposes

1.
To approve an Agreement and Plan of Reorganization pursuant to which Federated Capital Appreciation Fund, a portfolio of Federated Equity Funds, would acquire all of the assets of CB Fund in exchange for Institutional Shares of Federated Capital Appreciation Fund to be distributed pro rata by CB Fund to its shareholders, in complete liquidation and termination of CB Fund; and

2.	To transact such other business as may properly come before the special meeting or any adjournment thereof.

The Board of Trustees has fixed March 26, 2008 as the record date for determination of shareholders entitled to vote at the special meeting.

By Order of the Board of Trustees,

/s/James F. Volk
James F. Volk
President
The Advisors’ Inner Circle Fund

April 3, 2008

YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY CARD.  IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING.  THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

PROSPECTUS/PROXY STATEMENT

April 3, 2008

Acquisition of the assets of

CB CORE EQUITY FUND
a series of The Advisors’ Inner Circle Fund

The Advisors’ Inner Circle Fund
One Freedom Valley Drive
Oaks, Pennsylvania  19456
Telephone No: 1-800-637-6884

By and in exchange for Shares of

FEDERATED CAPITAL APPRECIATION FUND
a portfolio of Federated Equity Funds

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7000
Telephone No:  1-800-341-7400

This Prospectus/Proxy Statement describes the proposal for the reorganization (the “Reorganization”) under the Agreement and Plan of Reorganization (the “Plan”), of CB Core Equity Fund with the Federated Capital Appreciation Fund.  Under the Plan, CB Core Equity Fund would transfer all of its assets to Federated Capital Appreciation Fund in exchange for Institutional Shares of Federated Capital Appreciation Fund. In this Prospectus/Proxy Statement, Federated Capital Appreciation Fund will be referenced as the “Federated Fund,” and CB Core Equity Fund will be referenced as the “CB Fund.”  Shares of Federated Fund will be distributed pro rata by CB Fund to its shareholders in complete liquidation of CB Fund.  As a result of the Reorganization, each owner of shares of CB Fund will become the owner of Institutional Shares of Federated Fund having a total net asset value (“NAV”) equal to the total NAV of his or her holdings in CB Fund on the date of the Reorganization (the “Closing Date”). The Plan is attached as Exhibit A.

           For a comparison of the investment objectives and policies of CB Fund and Federated Fund (each a “Fund” and collectively the “Funds”), see “Summary – Comparison of Investment Objectives, Policies and Limitations.” Information concerning Federated Fund shares, as compared to shares of CB Fund, is included in this Prospectus/Proxy Statement in the section entitled “Summary – Comparative Fee Tables” and “Information About the Reorganization – Description of Federated Fund’s Share Class and Capitalization.”

           This Prospectus/Proxy Statement should be retained for future reference.  It sets forth concisely the information about the Funds that a prospective investor should know before voting on the Reorganization. This Prospectus/Proxy Statement is accompanied by the prospectus for Federated Fund’s Institutional Shares dated December 31, 2007, which is incorporated herein by reference. A Statement of Additional Information (“SAI”) for Federated Fund’s Institutional Shares dated December 31, 2007 as well as an SAI dated April 3, 2008 relating to this Prospectus/Proxy Statement, both containing additional information, have been filed with the Securities and Exchange Commission (the “Commission” or “SEC”) and are incorporated herein by reference. A Prospectus and SAI for CB Fund dated March 1, 2008 have been filed with the SEC and are incorporated herein by reference. Further information about CB Fund’s performance is contained in CB Fund’s Annual Report for its fiscal year ended October 31, 2007 which is incorporated herein by reference. Since Federated Fund’s Institutional Shares is a newly created share class of Federated Capital Appreciation Fund, an Annual Report for Institutional Shares is not currently available. Further information about Federated Fund’s performance is contained in the Federated Fund’s Annual Report for Class A Shares, Class B Shares, Class C Shares and Class K Shares for its fiscal year ended October 31, 2007 which is incorporated herein by reference. .

Copies of these materials and other information about Federated Fund and CB Fund may be obtained without charge by writing or by calling Federated Fund or CB Fund at the addresses and telephone numbers shown on the previous pages.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

           NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

           THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK.  THESE SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY.  INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS

AGREEMENT AND PLAN OF REORGANIZATION (EXHIBIT A)	A-1
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (EXHIBIT B)	B-1
EVALUATION AND APPROVAL OF ADVISORY CONTRACT OF FEDERATED FUND)	(EXHIBIT C)

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated herein by reference into this Prospectus/Proxy Statement.  A copy of the Plan is attached to this Prospectus/Proxy Statement as Exhibit A, and a copy of CB Fund’s Management’s Discussion of Fund Performance is attached to this Prospectus/Proxy Statement as Exhibit B.   For more complete information, please read the prospectuses of Federated Fund and CB Fund, and the SAI relating to this Prospectus/Proxy Statement. A copy of the prospectus for Federated Fund’s Institutional Shares accompanies this Prospectus/Proxy Statement.

Reasons for the Proposed Reorganization

The Reorganization of CB Fund would give its shareholders the opportunity to participate in a significantly larger fund family and in a Fund with a similar investment objective and substantially similar strategy. Federated Investors, Inc (“Federated”) is one of the largest investment managers in the United States. As of December 31, 2007, assets under management totaled $302 billion, with 150 mutual funds and a variety of separately managed account options.

The Reorganization is being proposed to shareholders because, for financial and strategic reasons, CB Investment Managers, LLC (“CB Adviser”), CB Fund’s adviser, has determined to discontinue its sponsorship of its proprietary mutual fund product. Accordingly, CB Adviser has actively pursued alternatives over the past several months that would allow shareholders of CB Fund to: (i) continue to pursue their original investment objective through a tax-free combination of CB Fund with a comparable portfolio of another fund group; (ii) become part of a larger and more diverse family of mutual funds; (iii) invest in a larger fund which can potentially use its increased asset size to achieve greater portfolio diversification, and spread relative fixed costs over a larger asset base; and (iv) invest in a family of mutual funds managed by an investment adviser that has extensive investment management resources. CB Fund and Federated Fund have similar objectives, are managed using similar investment strategies and invest in similar securities.  Federated Fund’s gross annual operating expenses are lower than those of CB Fund, and the net annual operating expenses of the Federated Institutional Shares will be virtually identical to the current net operating expenses of CB Fund.  After extensive discussions between representatives of CB Adviser and Federated, CB Adviser recommended to the Board of Trustees (“Board”) of The Advisors’ Inner Circle Fund that it consider and approve the Reorganization as being in the best interests of CB Fund and its shareholders.

The Board considered various factors in reviewing this proposal on behalf of CB Fund shareholders, including the following: First, CB Fund’s Board considered the fact that Federated Fund has a similar investment objective and substantially similar strategies, and generally similar investment limitations as CB Fund. Second, investors will not pay a sales charge or redemption fee to acquire shares of Federated Fund through the Reorganization. Third, the CB Fund Board believes that access to a much larger family of mutual funds will provide investors with a convenient way to make investments in other Federated mutual funds. Fourth, as a condition of the proposed transaction, Federated Fund and CB Fund will receive an opinion of counsel to the effect that neither Federated Fund or CB Fund nor the shareholders of CB Fund will recognize any gain or loss as a direct result of the Reorganization transaction for federal income tax purposes. Fifth, all fees and expenses associated with the participation of the Fund and the Federated Fund in the Reorganization shall have been or, when due, will be paid in full by CB Adviser, Federated Adviser and/or their affiliates. Sixth, the Board also considered the expense ratios of Federated Fund and CB Fund, and in the case of CB Fund, before and after CB Adviser’s voluntary agreement to reduce CB Fund’s expenses. Seventh, the CB Board considered that because there are no planned dispositions of a material portion of CB Fund’s portfolio securities prior to the Reorganization, CB Fund will not incur extraordinary brokerage fees as a result of the Reorganization.

The Board has unanimously voted to recommend to holders of shares of CB Fund approval of the Plan.  Under the Plan, Federated Fund would acquire all of the assets of CB Fund in exchange for Institutional Shares of Federated Fund to be distributed pro rata by CB Fund to its shareholders in complete liquidation and termination of CB Fund (the “Reorganization”). As a result of the Reorganization, each shareholder of CB Fund will become the owner of Federated Fund’s Institutional Shares having a total NAV equal to the total NAV of his or her holdings in CB Fund on the date of the Reorganization, i.e., the Closing Date.

The Board of The Advisors’ Inner Circle Fund, including the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”), has concluded that the Reorganization is in the best interests of CB Fund and its shareholders. The Trustees of the Federated Fund have concluded that the Reorganization is in the best interests of Federated Fund and its shareholders.

At the time of the Reorganization, the value of the assets of CB Fund will be determined in accordance with the procedures described in Federated Fund’s Prospectus and SAI, and in accordance with Federated Fund’s valuation procedures.

Tax Consequences

           As a condition of the Reorganization, each Fund will receive an opinion of counsel that the Reorganization will be considered a tax-free “reorganization” under applicable provisions of the Internal Revenue Code of 1986, as amended, so that no gain or loss will be recognized upon the Reorganization by either Fund or by CB Fund shareholders.  The tax basis of Federated Fund’s Institutional Shares received by CB Fund’s shareholders will be the same as the tax basis of their shares in CB Fund.  CB Fund will distribute to shareholders any previously undistributed ordinary income and realized capital gains accumulated prior to the Reorganization.

THE BOARD OF TRUSTEES OF CB FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE REORGANIZATION.

Comparison of Investment Objectives, Policies and Limitations

The investment objectives of the two Funds are, for practical purposes, identical. The investment objective of Federated Fund is to provide capital appreciation. The investment objective of CB Fund is to provide long-term capital appreciation. Both Funds invest substantially all of their assets in common stocks of U.S. companies and measure their performance against the S&P 500 Index.

CB Fund seeks to achieve its investment objective by investing primarily in common stocks of U.S. companies with market capitalizations of more than $1 billion. CB Fund may not change its investment policy to normally invest at least 80% of its net assets in equity securities without 60 days advance notice to shareholders.  CB Adviser seeks to control risk by diversifying CB Fund’s investments throughout the major sectors of the economy.

Federated Fund seeks to achieve its investment objective by investing primarily in common stocks of U.S. companies with market capitalizations in excess of $500 million. Federated Fund may also invest in common stocks of foreign issuers (including American Depository Receipts (ADRS)), convertible securities and securities issued in initial public offerings that offer superior growth.

           While both Funds invest primarily in common stocks of U.S. companies, the Funds differ in their stock selection process.  CB Adviser  uses the “growth” style of investing, selecting from a high-quality universe of stocks defined by strong earnings history and low debt levels.  From this universe, CB Adviser focuses on stocks with low price/earnings ratios relative to their growth prospects and relative to other stocks in the same industry.  The CB Adviser emphasizes those stocks with positive earnings surprise (avoiding or selling negative earnings surprise stocks), positive earnings momentum, and/or positive price momentum.  The CB Adviser may sell a security when it achieves a designated price target, a company’s growth prospects change or the opportunity for a better investment arises, but generally will not sell a security merely due to market appreciation outside of the target capitalization range.

Federated Equity Management Company of Pennsylvania (“Federated Adviser”), Federated Fund’s adviser, uses the “core” style of investing to identify companies that offer superior growth prospects or companies whose stock is undervalued. In its stock selection process, Federated Adviser uses “fundamental” analysis to project a company’s long-term future earnings growth rate, by examining the company’s product positioning, management quality and sustainability of growth trends.  Federated Adviser also uses “valuation” analysis to examine traditional valuation metrics, such as price-to-earnings, price-to-cashflows and price to sales ratios, both on an absolute and relative basis.

While each Fund will normally invest primarily in common stocks of U.S. issuers, Federated Fund may invest a portion of its assets in securities of companies outside the United States (including ADRs) to diversify its holdings and take advantage of opportunities in the foreign market. Securities of foreign companies are primarily denominated in foreign currencies and are subject to foreign country and currency risks. In addition, Federated Fund may seek capital appreciation by purchasing shares of medium capitalization and may buy securities of companies in initial public offerings, which are subject to risks related to company size. Also, Federated Fund may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies or types of securities in which each Fund may invest directly. Federated Fund may also, for example, use derivative contracts to:

•	obtain premiums from the sale of derivative contracts;

•	realize gains from trading a derivative contract; or

•	hedge against potential losses.

Derivatives contracts and hybrid instruments are subject to liquidity risks, leverage risks and credit risks. There can be no assurance that Federated Fund’s use of derivative contracts or hybrid instruments will work as intended.

Investment Limitations

Each Fund has fundamental investment limitations which may not be changed without shareholder approval.  With two exceptions, the fundamental limitations of the two Funds are substantially similar.

The first difference between the fundamental limitations of the two Funds concerns lending. Federated Fund’s fundamental limitations prohibit it from making loans, while CB Fund’s fundamental limitations permit it to make loans in amounts up to one-third of its total assets. Neither Fund’s lending limitation prohibits it from investing in debt obligations, entering into repurchase agreements or lending securities.

The second difference relates to the permissibility of investing in commodities. Federated Fund’s fundamental limitations prohibit it from investing directly in commodities, although it may purchase securities of companies that deal in commodities.  For purposes of the commodities restriction, Federated Fund’s non-fundamental investment limitation provides that investments in transactions involving futures contracts, options and other financial contracts that settle by payment of cash are not considered investments in commodities. CB Fund’s fundamental limitations permit CB Fund to invest in commodities to the maximum extent permitted by the 1940 Act.  The 1940 Act requires that a fund state in its registration statement a fundamental policy as to whether it reserves freedom of action to invest in commodities and prohibits a fund from purchasing commodities without shareholder approval except in accordance with that policy.  The Act does not otherwise prohibit or restrict investments in commodities.  CB Fund has not in the past invested directly in commodities, and CB Adviser has no present intention of doing so.

The following chart compares the fundamental limitations of CB Fund and Federated Fund.  In addition, each Fund has non-fundamental limitations that prohibit it from investing more than 15% of its net assets in illiquid securities. Federated Fund has non-fundamental limitations regarding purchasing on margin, and pledging assets. CB Fund also has a non-fundamental policy requiring it to invest at least 80% of its net assets, under normal circumstances, in equity securities. While shareholder approval is required to change a fundamental limitation, non-fundamental limitations may be changed by the Fund’s Board.

INVESTMENT LIMITATIONS
CB Fund	Federated Fund
Diversification of Investments (fundamental)
The Fund may not purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities or securities issued by investment companies) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund on the last day of each fiscal quarter. This restriction applies to 75% of the Fund's assets.

Diversification of Investments (fundamental)
With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Borrowing Money and Issuing Senior Securities (fundamental)
The Fund may not borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

The Fund will not issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

Borrowing Money and Issuing Senior Securities (fundamental)
The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940 (1940 Act).

Investing in Real Estate (fundamental)
The Fund may not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments either issued by companies that invest in real estate, backed by real estate or securities of companies engaged in the real estate business).

Investing in Real Estate (fundamental)
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Underwriting (fundamental) The Fund may not act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.	Underwriting (fundamental) Same
Lending (fundamental)
The Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

Lending (fundamental)
The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Investing in Commodities (fundamental)
The Fund may not purchase or sell commodities, except to the extent permitted under the 1940 Act, the rules or regulations hereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Investing in Commodities (fundamental) The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.
Concentration (fundamental)
The Fund may not purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to (i) investments in the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, and (ii) repurchase agreements involving such securities.

Concentration (fundamental)
The Fund will not make investments that will result in the concentration of its investment in the securities of issuers primarily engaged in the same industry.  Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

Comparison of Principal Risks

All mutual funds take investment risks.  Therefore, it is possible to lose money by investing in either Fund.  Since both CB Fund and Federated Fund invest in common stocks, an investment in Federated Fund presents many of the same types of investment risks as investing in CB Fund.  A principal risk factor applicable to an investment in either Fund is stock market risk.  The value of equity securities in each Fund will rise and fall.  Each Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations.  Each Fund’s share price may decline.  Each Fund’s Adviser attempts to manage market risk by limiting the amount the Fund invests in the securities of any individual company or of companies in any one sector or industry.  However, diversification will not protect either Fund against widespread or prolonged declines in the stock market.

Because CB Fund uses the “growth” style of investing, it is exposed to risks related to investing for growth.  Due to their relatively high valuations, growth stocks are typically more volatile than value stocks.  Further, growth stocks may not pay dividends or may pay lower dividends than value stocks.  This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends. Federated Fund uses the “core” style of investing, which combines elements of both the “growth” and “value” styles of investing. Due to their relatively low valuations, value stocks are typically less volatile then growth stocks, and therefore may experience a smaller price increase in an up market.

Federated Fund’s investments in common stocks may include ADRs and domestically traded securities of foreign issuers.  Such investments expose Federated Fund to a greater risk that its share price may be affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case. Federated Fund may also invest in non-domestically traded foreign securities.  In addition to the risks of foreign securities traded in United States markets, the combination of currency risk and market risk tend to make securities traded in foreign markets more volatile than those traded exclusively in the United States.

Federated Fund’s investments in common stock may also include derivative contracts and hybrid investments, which involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments, including valuation and tax issues, increased potential for losses and/or costs to the Fund and a potential reduction in gains to the Fund. In addition, investments in derivatives and hybrids may involve credit, liquidity and leverage risks. Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations.  This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy. Liquidity risk refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested.  Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

In addition, Federated Fund may seek capital appreciation by purchasing shares of medium capitalization companies and may buy securities in initial public offerings without regard to size of capitalization.  Medium-sized companies and companies purchased in initial public offerings are subject to the risk that the smaller the market capitalization of a company, the less liquid its stock and the more volatile its price; and to the risk that such companies may have unproven trade records, a limited product base and limited access to capital making them more likely to fail than larger or more seasoned companies.

Procedures for Purchasing, Redeeming and Exchanging Shares

The procedures for purchasing, redeeming and exchanging shares of Federated Fund are substantially similar to those for purchasing, redeeming and exchanging shares of CB Fund.  See “Purchase, Redemption and Exchange Procedures” below.

Comparative Fee Tables

Like all mutual funds, Federated Fund and CB Fund incur certain expenses in their operations.  These expenses include management fees, as well as the costs of maintaining accounts, administration, providing shareholder liaison and distribution services and other activities. Set forth in the tables below is information regarding the fees and expenses currently incurred by CB Fund and the Institutional Shares of Federated Fund and pro forma fees for Federated Fund after giving effect to the Reorganization.

FEES AND EXPENSES
This table describes (1) the actual fees and expenses for the CB Fund for its most recent fiscal year ended October 31, 2007; (2) the anticipated fees and expenses of the Federated Fund’s Institutional Shares as of its current fiscal period ending October 31, 2008; and (3) the anticipated fees and expenses of Federated Fund’s Institutional Shares for the fiscal period ending October 31, 2008 on a pro forma combined basis after giving effect to the Reorganization.

Shareholder Fees	CB Fund	Federated Fund – Institutional Shares	Federated Fund – Institutional Shares Pro Forma Combined
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (Before Waiver)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee	0.80%[2]	0.75%	0.75%
Distribution (12b-1) Fee	None	None	None
Other Expenses	0.46%	0.20%	0.20%
Acquired Funds Fees and Expenses[3]	0.02%	0.00%	0.01%[4]
Total Annual Fund Operating Expenses	1.28%[3]	0.95%	0.96%
1   With respect to the CB Fund, the percentages shown are based on actual expenses for the entire fiscal year ended October 31, 2007.   With respect to the Federated Fund and the Federated Fund Pro Forma Combined, the percentages shown are based on anticipated expenses for the entire fiscal period ending October 31, 2008.  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.    Although not contractually obligated to do so, the Adviser for the CB Fund waived certain amounts.  These are shown below along with the net expenses each Fund paid or expects to pay for the fiscal year ended October 31, 2007 or the fiscal period ending October 31, 2008, respectively.

Total Waiver of Fund Expenses (voluntary)	0.32%	0.00%	0.00%
Total Actual Annual Fund Operating Expenses (after voluntary waiver and including acquired fund fees and expenses)	0.96%[3]	0.95%	0.96%
2   With respect to CB Fund, the Adviser voluntarily waived a portion of its fee.  The Adviser can terminate this voluntary waiver at any time.  The management fee paid by the CB Fund (after the voluntary waiver) was 0.48% for the fiscal year ended October 31, 2007.

3   With respect to CB Fund, the operating expenses in this fee table do not correlate to the expense ratio in the CB Fund’s financial statements (or the “Financial Highlights” section of this prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

4   The Federated Fund’s shareholders indirectly bear the expenses of the acquired funds in which the Fund invests.  The Fund’s estimated indirect expense from investing in the acquired funds is based upon the average allocation of the Fund’s investment of the acquired funds and upon the anticipated total operating expenses of the acquired funds (including any current waivers and expense limitations) for the fiscal period ending October 31, 2008.  Actual acquired fund expenses incurred by the Fund may vary with changes in the allocation of the Fund assets among the acquired funds and with other events that directly affect the expenses of the acquired funds.

Example
This example is intended to help you compare the cost of investing in the indicated Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses are before waivers and anticipated reimbursements as shown in the Table and remain the same.  Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
CB Fund	$130	$406	$702	$1,545
Federated Fund, Institutional Shares	$97	$303	$525	$1,166
Federated Fund, Pro Forma Combined Institutional Shares	$98	$306	$531	$1,178

Comparison of Potential Risks and Rewards; Performance Information

The bar charts and tables below compare the potential risks and rewards of investing in CB Fund and Federated Fund. The bar charts provide an indication of the risks of investing in each Fund by showing changes in each Fund’s performance from year to year. The total returns shown in the bar chart are based upon NAV.  The tables show how each Fund’s average annual total returns for the one year, five years and ten years (or start of performance) compare to the returns of a broad-based market index. The figures assume reinvestment of dividends and distributions.

CB FUND

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in  CB Fund.  Of course, CB Fund’s past performance does not necessarily indicate how CB Fund will perform in the future.

CB Fund is the successor to a collective investment fund managed by CB Adviser.  The investment objectives, strategies and restrictions of CB Fund are in all material respects equivalent to those of the collective investment fund.  The periods prior to May 20, 2003, when the fund began operating as a mutual fund, represent the performance of the collective investment fund while it was managed by CB Adviser.  The past performance shown below has been adjusted to reflect current expenses for shares of CB Fund.  The collective investment fund was not a registered mutual fund and, therefore, was not subject to certain investment and tax restrictions, which may have adversely affected performance.

This bar chart shows changes in CB Fund’s performance from calendar year to calendar year.

The ‘y’ axis reflects the “% Total Return” beginning with “0” and increasing in increments of (0.25)% up to 0.30%.

The ‘x’ axis represents calculation periods from the earliest first full calendar year end of the CB Fund’s start of business through the calendar year ended 2007. The light gray shaded chart features ten distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year. The calculated total return percentage for the CB Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years 1998 through 2007. The percentages noted are: 26.77%, 25.34%, (5.69)%, (12.37)%, (17.78)%, 26.19%, 10.23%, 7.10%, 6.27% and 8.18% respectively.

Best Quarter                                           Worst Quarter
21.98%                                           (14.16%)
(12/31/98)                                (9/30/01)

Average Annual Total Returns

This table compares CB Fund’s average annual total returns for the periods ended December 31, 2007 to those of the S&P 500 Index.

	1 Year	5 Years	10 Years
Fund Return Before Taxes	8.18%	11.36%	6.29%
Fund Return After Taxes on Distributions*	6.15%	n/a	n/a
Fund Return After Taxes on Distributions and Sale of Fund Shares*	7.72%	n/a	n/a
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	5.49%	12.83%	5.91%

*
It is not possible to calculate after-tax returns for periods prior to CB Fund’s commencement of operations as a mutual fund on May 20, 2003.  After-tax returns after this date are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax return will depend on your tax situation and may differ from those shown.  The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEDERATED FUND

Risk/Return Bar Chart and Table

Federated Fund’s Institutional Shares is a new class of shares, which commenced operations on December 31, 2007.  Federated Fund offers four other classes of shares:  Class A Shares, Class B Shares, Class C Shares and Class K Shares.  For the period prior to the commencement of operations of Institutional Shares, the performance information shown in the bar chart below is for Federated Fund’s Class A Shares.  The performance of the Class A Shares has not been adjusted to reflect the expenses of Institutional Shares since the Institutional Shares have a lower expense ratio than the expense ratio for the Class A Shares.  The performance of the Class A Shares shown in the bar chart and table has been adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to the commencement of operations of the Institutional Shares.

The performance information shown below will help you analyze Federated Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Institutional Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. Federated Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

The ‘y’ axis reflects the “% Total Return” beginning with “0” and increasing in increments of (0.40)% up to 0.60%.

The ‘x’ axis represents calculation periods from the earliest first full calendar year end of the Federated Fund’s start of business through the calendar year ended 2007. The light gray shaded chart features ten distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year. The calculated total return percentage for the Federated Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years 1998 through 2007. The percentages noted are: 20.07%, 43.39%, (3.76)%, (6.19)%, (18.76)%, 23.81%, 7.19%, 1.92%, 16.00% and 10.60% respectively.

Federated Fund’s Institutional Shares are sold without a sales charge (load).  The total returns shown in the bar chart above are based upon net asset value.

Within the period shown in the bar chart, the Fund’s Class A Shares, as adjusted above, highest quarterly return was 27.57% (quarter ended December 31, 1999). Its lowest quarterly return was (17.40)% (quarter ended September 30, 2002).

Average Annual Total Return Table
As previously discussed, the Fund’s Institutional Shares is a new class of shares, which commenced operations on December 31, 2007.  Accordingly, for the period prior to the commencement of operations, the performance information shown in the Average Total Return Table is for the Fund’s Class A Shares, adjusted to reflect the absence of sales charges and adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred prior to commencement of operations of the Institutional Shares.  Return Before Taxes is shown. In addition, Return After Taxes is shown to illustrate the effect of federal taxes on Fund returns.  Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the Standard & Poor’s 500 Index (S&P 500), a broad-based market index, and the Lipper Large Cap Core Funds Average (LLCCFA), an average of funds with similar objectives.  Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance.  Indexes are unmanaged and it is not possible to invest directly in an index or an average.

(For the periods ended December 31, 2007)

	1 Year	5 Years	10 Years
Fund:
Return Before Taxes	10.60%	11.66%	8.16%
Return After Taxes on Distributions[1]	5.11%	9.79%	6.76%
Return After Taxes on Distributions and Sale of Fund Shares[1]	9.60%	9.64%	6.66%
S&P 500[2]	5.49%	12.83%	5.91%
LLCCFA[3]	5.75%	11.68%	5.04%

1
After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

2
The S& P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

3
Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated. These figures do not reflect sales charges. Investments cannot be made directly in an average.

Management’s Discussion of Fund Performance

Attached as Exhibit B to this Prospectus/Proxy Statement is a Management’s Discussion of Fund Performance and a line graph for the most recent fiscal year for CB Fund. Since the Institutional Shares of Federated Fund is a newly created share class of Federated Capital Appreciation Fund a Management’s Discussion of Fund Performance and line graph is not currently available

Financial Highlights

The financial highlight tables are intended to help you understand CB Fund’s  financial performance for the past five fiscal years. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the funds (assuming reinvestment of all dividends and distributions). The information for CB Fund  for the fiscal year ended October 31, 2007 and 2006 has been audited by Ernst & Young LLP, whose report, along with CB Fund’s financial statements, are included in CB Fund’s annual report, which is available upon request. The information for prior periods has been audited by a predecessor independent registered public accounting firm. CB Fund’s fiscal year end is October 31. As Federated Fund’s Institutional Shares initial fiscal year end is October 31, 2008, the audited financial information for Federated Fund’s Institutional Shares is not yet available.

Financial Highlights – CB Fund

THE ADVISORS’ INNER CIRCLE FUND CB CORE EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Period

	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2005	Year Ended October 31, 2004	May 20, 2003* to October 31, 2003
Net Asset Value, Beginning of Period	$13.26	$12.79	$12.25	$11.54	$10.00
Income from Operations
Net Investment Income	0.10(1)	0.10(1)	0.09**(1)	0.04	0.02
Net Realized and Unrealized Gain	1.83	0.97	1.34	0.72	1.54
Total from Operations	1.93	1.07	1.43	0.76	1.56
Dividends and Distributions:
Net Investment Income	(0.10)	(0.10)	(0.09)	(0.05)	(0.02)
Net Realized Gain	(0.32)	(0.50)	(0.80)	—	—
Total Dividends and Distributions	(0.42)	(0.60)	(0.89)	(0.05)	(0.02)
Net Asset Value, End of Period	$14.77	$13.26	$12.79	$12.25	$11.54
Total Return+	14.91%	8.46%	12.01%	6.57%	15.57%
Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$50,276	$57,319	$50,351	$44,294	$37,886
Ratio of Expenses to Average Net Assets	0.94%	0.94%	0.94%	0.94%	0.94%++
Ratio of Expenses to Average Net Assets (excluding waivers)	1.26%	1.26%	1.26%	1.26%	1.60%++
Ratio of Net Investment Income to Average Net Assets	0.72%	0.77%	0.70%**	0.35%	0.51%++
Portfolio Turnover Rate	53%	34%	39%	88%	31%
*Commencement of operations.
**Net investment income per share and the net investment income ratio include $0.03 and 0.25%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
+  Total return is for the period indicated and has not been annualized.  Total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Fee waivers are in effect.  If they had not been in effect, performance would have been lower.
++Annualized
(1)Per share amounts for the period are based on average shares outstanding.
Amounts designated as “—” are either $0 or rounded to $0.

Financial Highlights – Federated Fund

Financial Highlights - Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Year Ended October 31	2007	2006 [1]	2005	2004	2003
Net Asset Value, Beginning of Period	$27.91	$25.06	$24.04	$22.58	$19.40
Income From Investment Operations:
Net investment income	0.15 [2]	0.21 [2]	0.26	0.11 [2]	0.09
Net realized and unrealized gain on investments and futures contracts	4.62	3.39	0.99	1.46	3.17
TOTAL FROM INVESTMENT OPERATIONS	4.77	3.60	1.25	1.57	3.26
Less Distributions:
Distributions from net investment income	(0.18)	(0.19)	(0.21)	(0.11)	(0.08)
Distributions from net realized gain on investments	(4.36)	(0.56)	(0.02)	—	—
TOTAL DISTRIBUTIONS	(4.54)	(0.75)	(0.23)	(0.11)	(0.08)
Net Asset Value, End of Period	$28.14	$27.91	$25.06	$24.04	$22.58
Total Return[3]	19.78%	14.73%	5.22%	6.97%	16.89%

Ratios to Average Net Assets:
Net expenses	1.23%[4]	1.24%[4]	1.22%[4]	1.25%[4]	1.27%[4]
Net investment income	0.59%	0.79%	0.98%	0.46%	0.62%
Expense waiver/reimbursement[5]	0.01%	0.01%	0.02%	0.00%[6]	0.00%[6]
Supplemental Data:
Net assets, end of period (000 omitted)	$1,433,917	$1,600,635	$2,225,781	$2,605,203	$2,179,111
Portfolio turnover	165%	113%	43%	45%	40%
1	Beginning with the year ended October 31, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2    Per share numbers have been calculated using the average shares method.

3    Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

4
The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 1.22%, 1.23%, 1.21%, 1.25% and 1.27% after taking into account these expense reductions for the years ended October 31, 2007, 2006, 2005, 2004, and 2003, respectively.

5    This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

6    Represents less than 0.01%.

Investment Adviser

CB Investment Managers, LLC serves as the investment adviser to the Fund.  CB Adviser was established in 2002 to provide asset management services to the CB Fund.  CB Adviser is a wholly-owned subsidiary of Central Bank & Trust Co. based in Lexington, Kentucky.  CB Adviser makes investment decisions for CB Fund and continuously reviews, supervises and administers CB Fund’s investment program. The Board of Trustees of the Trust supervises CB Adviser and establishes policies that CB Adviser must follow in its management activities.  The address of CB Adviser is CB Investment Managers, LLC, 300 West Vine Street, Lexington, Kentucky, 40507. As of December 31, 2007, CB Adviser had approximately $45,226,954 million in assets under management. Central Bank & Trust Co., through its trust department, has provided investment advisory services to various agency, personal trust, employee benefit and foundation accounts since 1961. Central Bank & Trust Co. served as Adviser to the collective investment fund since inception in 1968.

 The investment adviser for Federated Fund is Federated Adviser. Federated Advisory Services Company (“FASC”), an affiliate of the Federated Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to Federated Adviser. The fee for these services is paid by Federated Adviser and not by Federated Fund. The Board of Federated Fund selects and oversees Federated Adviser and FASC. The address of Federated Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

Federated Adviser and other subsidiaries of Federated advise approximately 150 equity, fixed-income, and money market mutual funds as well as a variety of customized separately managed accounts, which totaled approximately $302 billion in assets as of December 31, 2007. Federated Adviser was established in 1955 and is one of the largest investment managers in the United States with approximately 1,270 employees. Federated Adviser provides investment products to nearly 5,500 investment professionals and institutions.

Portfolio Manager Information

CB Fund

The following individual serves as a Portfolio Manager for CB Fund:

Timothy D. Fyffe

           Timothy D. Fyffe is responsible for the day-to-day investment decisions of the Fund.  He has served as Senior Portfolio Manager of CB Investment Managers, LLC since February 2007, and he has served as the Senior Vice President and a Portfolio Manager for Central Bank & Trust Co. since March 2005. Prior to joining Central Bank & Trust Co., Mr. Fyffe served as the Asset Management Director for Kentucky for BB&T from 2002 to 2005.  Mr. Fyffe has more than 26 years of investment experience and more than 21 years experience as a portfolio manager.  He received his Bachelors Degree in Finance from the University of Kentucky in 1981 and has been a Chartered Financial Analyst since 1992.

CB Fund’s SAI provides additional information about the Portfolio Manager’s compensation, management of other accounts and ownership of securities in CB Fund.

Federated Fund

The following individuals serve as a Portfolio Managers for Federated Fund:
Carol R. Miller

Carol R. Miller has been Federated Fund’s Portfolio Manager since November 2005. Ms. Miller joined Federated as a Senior Vice President and Senior Portfolio Manager in November 2005. Ms. Miller was an Adjunct Professor of the Portfolio Management Course at Ohio State University from March 2005 until June 2005. From April 2003 until September 2004, Ms. Miller served as Managing Director, Growth Team Leader at Banc One Investment Advisors and from December 1999 until April 2003, she served as Director of Equity Securities at Nationwide Insurance. Ms. Miller is a Chartered Financial Analyst. She earned her B.S. in Finance and Accounting from Ohio State University and her MBA in Finance from Ohio State University.

Dean J. Kartsonas

Dean J. Kartsonas has been Federated Fund’s Portfolio Manager since May 2007. Mr. Kartsonas joined Federated as an Investment Analyst in the High Yield department in September 1994. From March 2000 through May 2007 he has served as a Portfolio Manager and a Senior Investment Analyst in the equity department. He became a Vice President in January 2004 and is a Chartered Financial Analyst. He earned his B.S. from Cornell University and his M.B.A. from the University of Pittsburgh.

Federated Fund’s SAI provides additional information about the Portfolio Managers’ compensation, management of other accounts, and ownership of securities in Federated Fund.

Advisory Fees, Shareholder Fees and Other Expenses

Investment Advisory Fees

           The annual investment management fee for CB Fund is 0.80% and the annual investment advisory fee for Federated Fund is 0.75%.  As a result of CB Fund Adviser’s voluntarily agreement to reduce fees and/or reimburse expenses in order to keep Total Annual Fund Operating Expenses (including the indirect costs of investing in acquired funds, but excluding interest, taxes, brokerage commissions, acquired Fund fees and expenses, and extraordinary expenses) from exceeding 0.96% of the Fund’s average daily net assets, CB Fund paid an advisory fee of 0.48% of its average daily net assets to CB Fund Adviser during its most recent fiscal year.  Federated may voluntarily choose to waive a portion of its management or advisory fees or reimburse other expenses of the Fund.  These voluntary waivers or reimbursements may be terminated by the Federated Adviser at any time in its sole discretion.

A discussion of the review of CB Fund’s investment advisory contract by the CB Board is available in CB Fund’s semi-annual report dated April 30, 2007. A discussion of the review of Federated Funds investment advisory contract by the Federated Board is annexed hereto as Exhibit C.

Administrative Fees

For its services under CB Fund Administration Agreement, SEI Investments Global Funds Services is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.20% of aggregate average daily net assets. The minimum fee is $100,000 for one portfolio, and shall be increased $100,000 for each portfolio thereafter, and $15,000 for each additional class per portfolio after the first class, apportioned to the Fund as a percentage of average daily net assets. Due to these minimums, the annual administration fee the Fund pays will exceed the above stated percentage at low asset levels.

Federated Administrative Services (“FAS”), an affiliate of Federated Adviser, serves as administrator to Federated Fund and provides certain administrative personnel and services as necessary.  FAS provides these services at an annual rate based on the average aggregate daily net assets of Federated Fund and most of the other Federated funds advised by the Advisers or their affiliates.  The rate charged by FAS is based on a scale that ranges from 0.150% on the first $5 billion of average aggregate daily nets assets to 0.075% on assets over $20 billion.  FAS’ minimum annual administrative fee with respect to each Fund is $150,000 per portfolio and $40,000 per each additional class of shares.  FAS may choose voluntarily to waive a portion of its fee.

Federated Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of Federated Fund.

Recordkeeping Fees

           Federated Fund may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to Federated Fund and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

Networking Fees

           Federated Fund may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to Federated Fund and shareholders on certain non-omnibus accounts.  If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

Additional Payments to Financial Intermediaries

           Federated Fund’s Distributor, Federated Securities Corp. (“Federated Distributor”), may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of Federated Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Federated Distributor (including the Federated Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund's prospectus and described above because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by the Funds to the financial intermediary under a Rule 12b-1 Plan and/or Service Fees arrangement. In connection with these payments, the financial intermediary may elevate the prominence or profile of Federated Fund and/or other Federated funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Federated Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary's organization. You can ask your financial intermediary for information about any payments it receives from the Federated Distributor or Federated Fund and any services provided.

           From time to time, CB Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support. These payments are sometimes characterized as “revenue sharing” payments and are made out of the CB Adviser’s and/or its affiliates’ own legitimate profits or other resources, and are not paid by the CB Fund.  A financial intermediary may provide these services with respect to CB Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the CB Fund available to their customers or registered representatives, including providing the CB Fund with “shelf space,” placing it on a preferred or recommended fund list, or promoting the CB Fund in certain sales programs that are sponsored by financial intermediaries.  To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the CB Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

           The level of payments to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of CB Fund shares, the amount of CB Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the CB Adviser and/or its affiliates.  These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary.  Any such payments will not change the net asset value or price of the CB Fund’s shares.  Please contact your financial intermediary for information about any payments it may receive in connection with the sale of CB Fund shares or the provision of services to CB Fund shareholders, as well as information about any fees and/or commissions it charges.

Purchase, Redemption and Exchange Procedures

The transfer agent and dividend disbursing agent for CB Fund is Citigroup Fund Services, LLC. The transfer agent and dividend-disbursing agent for Federated Fund is State Street Bank and Trust Company.  Procedures for the purchase, exchange, and redemption of Federated Fund’s Shares are substantially the same as the procedures applicable to the purchase, exchange, and redemption of CB Fund’s Shares.  Reference is made to the Prospectus for Institutional Shares of Federated Fund and the Prospectus of CB Fund, each of which is incorporated herein by reference, for a complete description of the purchase, exchange, and redemption procedures applicable to Federated Fund’s shares and CB Fund’s shares, respectively.  Set forth below is a brief description of the significant purchase, exchange, and redemption procedures applicable to Federated Fund’s and CB Fund’s shares.

Purchases

Shares of CB Fund and Federated Fund may be purchased on any day the New York Stock Exchange (NYSE) is open.  When the Funds receive your transaction request in proper form (as described in the Prospectus), it is processed at the next calculated net asset value (NAV). When the Funds hold securities that trade in foreign markets on days the NYSE is closed, the value of the Funds’ assets may change on days you cannot purchase or redeem Shares. NAV is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open. There is no front-end sales charge or contingent deferred sales charge incurred in connection with the purchase or redemption of Institutional Shares of Federated Fund or shares of CB Fund.  CB Fund is closed to investments by new and existing shareholders, other than additional investments by shareholders currently enrolled in automatic investment programs or through qualified retirement accounts.

Purchases of both Funds may be made through an intermediary or directly from the Fund. Purchases of Federated Fund shares may be made by an exchange from another Federated fund.   Each Fund reserves the right to reject any request to purchase or exchange shares.

The minimum investment for an initial purchase of CB Fund is $2,500 ($500 for an individual retirement account or other qualified account) and subsequent investments must be made in amounts of at least $500. The minimum investment for Institutional Shares of Federated Fund is $25,000. In the case of Federated Fund, due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount.  Before an account is closed, you will be notified and allowed 30 days to purchase additional shares to meet the minimum.

In the case of both Funds, purchases may be made by wire and by check. In addition, Federated Fund offers the following purchase options: (i) Through an Exchange:  Shareholders may purchase through an exchange from the same class of another Federated fund.  You must meet the minimum initial investment requirement for purchasing shares and both accounts must have identical registrations; (ii) By Automated Clearing House (ACH):  Once you have opened your account, you may purchase additional shares through a depository institution that is an ACH member; and (iii) Systematic Investment Program: all classes can purchase shares by using the Systematic Investment Program (SIP).

Redemptions and Exchanges

Redemptions and exchanges of each Fund may be made through a financial intermediary or directly from the Fund by telephone or by mailing a written request.  Shares of both Funds may be redeemed for cash or in the case of Federated Fund, exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV.

Federated Fund has an exchange privilege that allows shareholders to exchange shares of the Fund into shares of the same class of another Federated fund. CB Fund only has a single portfolio, and thus has no exchange privilege.

Any questions about the foregoing procedures relating to Federated Fund may be directed to, and assistance in effecting purchases, redemptions or exchanges of Federated Fund may be obtained by calling the Federated  Fund at 1-800-341-7400. Any questions about the foregoing procedures relating to CB Fund may be directed to, and assistance in effecting purchases or redemptions of CB Fund may be obtained by calling CB Fund at 1-800-637-6884 or from within Kentucky at 1-800-432-0721.

Dividends and Distributions; Tax Information; Frequent Trading; Portfolio Holdings Disclosure Policy

Dividends and Distributions

CB Fund makes distributions of its net investment income, if any, on a quarterly basis. Any net realized capital gains are distributed at least annually. Federated Fund declares and pays any dividends annually to shareholders. In addition, Federated Fund pays any capital gains at least annually. Dividends and capital gains distributions for both Funds will be automatically reinvested in additional shares unless you elect a cash payment.

Tax Information

It is anticipated that both Funds’ distributions will consist of both dividends and capital gains. The Funds’ distributions of dividends and capital gains are taxable whether paid in cash or reinvested in the Funds. Dividends are taxable at different rates depending on the source of dividend income. Capital gains are taxable at different rates depending upon the length of time the Fund holds its assets. Redemptions and exchanges are taxable sales.

Frequent Trading

Frequent or short-term trading into and out of the Funds can have adverse consequences for the Funds and shareholders who use the Funds as a long-term investment vehicle.  Such trading in significant amounts can disrupt the Funds’ investment strategies (e.g., by requiring them to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable distributions by the Funds.  Investors engaged in such trading may also seek to profit by anticipating changes in a Fund’s NAV in advance of the time as of which NAV is calculated.

Each Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of its shares.  These policies and procedures are similar for both Funds and are described in each Fund’s Prospectus, incorporated herein by reference.

Portfolio Holdings Disclosure Policies

Each Fund’s SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities.  Federated Fund’s SAI is available on Federated Funds website, FederatedInvestors.com. CB Fund’s SAI is available by calling or writing CB Fund or obtained electronically from the SEC’s website (www.sec.gov).

INFORMATION ABOUT THE REORGANIZATION

Description of the Plan of Reorganization

The Plan provides for the Reorganization to occur on the Closing Date, which is expected to be on or after May 9, 2008.  On the Closing Date, all of the assets of CB Fund will be transferred to Federated Fund.  In exchange for the transfer of these assets, Federated Fund will simultaneously issue to CB Fund a number of full and fractional Institutional Shares of Federated Fund equal in value to the aggregate NAV of CB Fund calculated as of 4:00 p.m. on the Closing Date.

The value of CB Fund’s assets to be acquired by Federated Fund shall be the value of such assets at the Closing Date of the Reorganization using the valuation procedures set forth in Federated Fund’s Declaration of Trust and its current Prospectus and SAI, or such other valuation procedures as CB Fund and Federated Fund shall mutually agree.  There are no material differences between the valuation procedures of CB Fund and Federated Fund.  The Funds generally value equity securities according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market).  Futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges.  The Funds value investments in other registered open-end investment companies at NAV.  If prices are not available from an independent pricing service, securities and derivative contracts traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the security or contract as provided by an investment dealer or other financial institution that deals in the security or contract.

Prior to the Reorganization, the CB Fund will discharge all of its liabilities and obligations as provided in the Plan. Following the transfer of its assets in exchange for Institutional Shares of Federated Fund, CB Fund will distribute the Institutional Shares of Federated Fund pro rata to shareholders of record of CB Fund in complete liquidation of CB Fund.  Shareholders of CB Fund owning shares on the Closing Date of the Reorganization will receive that number of Institutional Shares of Federated Fund which have the same aggregate value as the shareholder held in CB Fund immediately before the Reorganization.  This distribution will be accomplished by the establishment of accounts in the names of CB Fund’s shareholders on the share records of Federated Fund’s transfer agent.  Federated Fund does not issue share certificates to shareholders. Following the consummation of the Reorganization, the CB Trust will terminate its existence. The transfer of shareholder accounts from CB Fund to Federated Fund will occur automatically.  It is not necessary for CB Fund shareholders to take any action to effect the transfer.

Please do not attempt to make the transfer yourself.  If you do so, you may disrupt the management of the Funds’ portfolios, and you may incur sales charges that you would not incur in the Reorganization.

The Plan contains customary representations, warranties and conditions.  The Plan provides that the consummation of the Reorganization is conditioned upon, among other things:  (i) approval of the Reorganization by CB Core  Fund’s shareholders; and (ii) the receipt by the CB Trust and Federated Trust of an opinion to the effect that the Reorganization will be tax-free to CB Fund, its shareholders and Federated Fund.  The Plan may be terminated if, before the Closing Date, any of the required conditions have not been met, the representations and warranties are not true or the Board or the Trustees of either Fund determines that the Reorganization is not in the best interest of the shareholders of CB Fund or Federated Fund, respectively.

All fees and expenses incurred directly in connection with the consummation of the Reorganization and the transactions contemplated by the Plan will be borne by the investment adviser to Federated Fund and CB Fund as agreed between them, without regard to whether the Reorganization is consummated, provided, however, that Federated Fund shall bear expenses associated with the qualification of Federated Fund Shares for sale in the various states.  Reorganization expenses include, without limitation:  (a) expenses associated with the preparation and filing of this Prospectus/Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs.  Any brokerage charges associated with the purchase or disposition of portfolio securities by CB Fund prior to the Reorganization will be borne by CB Fund.

The foregoing brief summary of the Plan is qualified in its entirety by the terms and provisions of the Plan, a copy of which is attached hereto as Exhibit A and incorporated herein by reference.

Description of Federated Fund’s Share Class and Capitalization

Institutional Shares of Federated Fund to be issued to shareholders of CB Fund under the Plan will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive or conversion rights. Reference is hereby made to the Institutional Shares Prospectus of Federated Fund provided herewith for additional information about Institutional Shares of Federated Fund.

           The following table sets forth the unaudited capitalization of CB Fund’s shares and Federated Fund’s Institutional Shares as of January 15, 2008 and on a pro forma combined basis after giving effect to the Reorganization as of that date:

Fund	Total Net Assets*	Shares Outstanding	Net Asset Value Per Share
CB Fund	$42,699,462	3,628,409	$11.77
Adjustments		(1,540,416)
Federated Fund – Institutional Shares	$18,698,305	914,423	$20.45
Federated Fund, Pro Forma Combined – Institutional Shares	$61,397,767	3,002,416	$20.45
* Does not reflect additional $1,770,669,290 assets of Federated Capital Appreciation Fund represented by other share classes.

Federal Tax Consequences

As a condition to the Reorganization, Federated Fund and CB Fund will receive an opinion of counsel, to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

•
the Reorganization as set forth in the Plan will constitute a “reorganization” under section 368(a)(1) of the Code, and Federated Fund and CB Fund each will be a “party to a reorganization” within the meaning of section 368(b) of the Code;

•	no gain or loss will be recognized by Federated Fund upon its receipt of CB Fund’s assets solely in exchange for Federated Fund’s Institutional Shares;

•
no gain or loss will be recognized by CB Fund upon transfer of its assets to Federated Fund solely in exchange for Federated Fund Institutional Shares or upon the distribution of Federated Fund’s Institutional Shares to CB Fund's shareholders in exchange for their CB Fund shares;

•	no gain or loss will be recognized by shareholders of CB Fund upon exchange of their CB Fund shares for Federated Fund’s Institutional Shares;

•	the tax basis of the assets of CB Fund acquired by Federated Fund will be the same as the tax basis of such assets to CB Fund immediately prior to the Reorganization;

•
the aggregate tax basis of Federated Fund’s Institutional Shares received by each shareholder of CB Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of CB Fund held by such shareholder immediately prior to the Reorganization;

•	the holding period of CB Fund's assets in the hands of Federated Fund will include the period during which those assets were held by CB Fund; and

•
the holding period of Federated Fund’s Institutional Shares received by each shareholder of CB Fund pursuant to the Plan will include the period during which the shares of CB Fund exchanged therefor were held by such shareholder, provided the shares of CB Fund were held as capital assets on the date of the Reorganization.

•
pursuant to Section 381 of the Code and Treasury Regulations thereunder, Federated Fund will succeed to and take into account the items of CB Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Such opinion shall be based on customary assumptions and such representations Reed Smith LLP may reasonably request, and CB Fund and Federated Fund will cooperate to make and certify the accuracy of such representations.  The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on Federated Fund, CB Fund or any CB Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.  Notwithstanding anything herein to the contrary, neither Federated Fund nor CB Fund may waive the conditions set forth in paragraph 8.5 of the Plan of Reorganization.

Shareholders of CB Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances.  Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganization.

Before the Reorganization, CB Fund expects to distribute ordinary income and realized capital gains, if any, to shareholders.

Federated Fund had unutilized capital loss carryovers as of the end of October 31, 2007 of $10,393,314. CB Fund had no capital loss carryovers as of October 31, 2007. The respective Funds had the following tax basis appreciation or (depreciation) as of the end of October 31, 2007.

Fund	Tax Basis Appreciation or (Depreciation)	Fund	Tax Basis Appreciation or (Depreciation)
Federated Fund	$305,259,003	CB Fund	$12,666,683

There are no plans on the part of CB Fund to dispose of a material portion of its portfolio securities prior to the Reorganization nor are there any plans on the part of Federated Fund to sell acquired portfolio securities, other than in the ordinary course of business.

Agreement Between Central Bank and Trust Company, CB Adviser and Federated Investors, Inc.

Federated Investors, Inc. (“Federated”) entered into an Agreement with Central Bank and Trust Company (“Central Bank”) and its wholly owned subsidiary, CB Adviser, dated February 26, 2008 (“Purchase Agreement”). The Purchase Agreement provides that CB Adviser will sell to Federated certain assets relating to CB Adviser’s business of providing investment advisory and investment management services to CB Fund.  Consummation of the Purchase Agreement, sale of such assets, and certain other obligations of the parties is contingent upon approval of the Reorganization by shareholders of CB Fund, among other things. Assuming shareholder approval is obtained, and the other conditions in the Purchase Agreement and the Plan of Reorganization are met, shareholders of CB Fund will become shareholders of Federated Fund. If this occurs, Federated will be responsible for paying the transaction costs (as defined in the Purchase Agreement) of the Reorganization up to $75,000, and would share equally with CB Adviser all transaction costs exceeding $75,000.

Under the Purchase Agreement, Federated has agreed, for the minimum time periods specified in Section 15(f) of the 1940 Act and subject to compliance with its fiduciary duties, to use commercially reasonable efforts to cause the Federated Board to take (or refrain from taking, as the case may be) such actions as are necessary to ensure that: (i) at least 75% of the Federated Board are not “interested persons” (as that term is defined in the 1940 Act) of Federated Fund’s investment adviser or CB Adviser; (ii) no “unfair burden” (as that term is defined in Section 15(f)(2)(B) of the 1940 Act) is imposed as a result of the Reorganization; and (iii) each vacancy on the Federated Board is filled by a person who is not an interested person of the Federated Fund’s investment adviser so as to comply with Section 15(f) of the 1940 Act and has been selected and proposed for election by a majority of the Board who are not interested persons. Federated may elect, in lieu of the covenants set forth in the preceding sentence, to apply for and obtain an exemptive order under Section 6(c) of the 1940 Act from the provisions of Section 15(f)(1)(A) of the 1940 Act, in form and substance reasonably acceptable to CB Adviser.

Comparative Information on Shareholders Rights

Both the CB Trust and the Federated Trust are open-end, management investment companies. Each Trust was established under the laws of the Commonwealth of Massachusetts.  The rights of shareholders of CB Fund and Federated Fund are defined by the respective Funds’ Declaration of Trust and Bylaws.  The chart below describes some of the differences between your rights as a shareholder of CB Fund and your rights as a shareholder of Federated Fund.

CATEGORY	CB FUND	FEDERATED FUND
Preemptive Rights	None	Same
Preferences	None	Same
Appraisal Rights	None	Same
Conversion Rights	None	Same
Exchange Rights (other than the right to exchange for shares of the same class of other Federated mutual funds as provided in the Funds’ prospectuses)	None	Same
Minimum Account Size	$2,500 ($500 for tax qualified accounts and subsequent investments).	$25,000
Annual Meetings	Not required	Same
Right to Call Shareholder Meetings
If the Trustees and the president shall fail to call any meeting of shareholders for a period of 30 days after written application of one or more shareholders who hold at least 25% of all shares issued and outstanding and entitled to vote at the meeting, then such shareholders may call such meeting.
Shall be called upon the written notice of the holders of at least 10% of the outstanding shares of the Fund entitled to vote at the meeting.
Notice of Meetings	At least seven days before the meeting to each shareholder entitled to vote.	At least 15 days before the meeting to each shareholder entitled to vote.
Record Date For Meetings	The Trustees may fix in advance a time, which shall not be more than 60 days before the date of any meeting of shareholders.	The Board of Trustees may fix a date not more than 60 days before the meeting date as the record date for determining shareholders entitled to notice of or to vote at any Meeting of shareholders.
Quorum for Meetings
A majority of Shares entitled to vote shall be a quorum for the transactions of business at a Shareholders’ meeting, except where any provision of law or of this Declaration of Trust permits or requires that holders of any series or class shall vote as a series or class, than a majority of the aggregate number of Shares of that series or class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series or class.

Except when otherwise required by law, the presence in person or by proxy of the holders of one-third of the shares entitled to vote constitutes a quorum at any meeting of shareholders.
Vote Required for Election of Trustees
A plurality shall elect a Trustee, provided that where any provisions of law or of this Declaration of Trust permits or requires that the holders of any series or class shall vote as a series or class, then a majority of Shares of that series or class voted on the matter shall decide that matter insofar as that series or class is concerned.
There shall be no cumulative  voting in the election of Trustees.
A plurality of votes cast at the meeting. There shall be no cumulative voting in the election of Trustees.
Adjournment of Meetings
Any lesser number than a majority of the aggregate number of Shares of that series or class entitled to vote shall be sufficient for adjournments. Any adjourned session or sessions may be held within a reasonable time after the date set for the original meeting without the necessity of further notice.

In the absence of a quorum, a majority of the shares present in person or by proxy entitled to vote may adjourn the meeting from time to time without further notice than by announcement at the meeting until a quorum shall be present.

Category	CB FUND	FEDERATED FUND
Removal of Trustees by Shareholders	By vote of the Shareholders holding a majority of the shares entitled to vote, the Shareholders may remove a Trustee with or without cause.	A Trustee may be removed from office at any special meeting of shareholders by a vote of two-thirds of the outstanding shares.
Personal Liability of Officers and Trustees
All persons extending credit to, contracting with or having any claim against the Trust or a particular series of Shares shall look only to the assets of the Trust or the assets of that particular series of Shares for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall personally liable therefore. Nothing in this Declaration of Trust shall protect any Trustee against any liability to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

Trustees and officers of the Trust shall be liable for the their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer, as the case may be, and for nothing else.

Personal Liability of Shareholders
All persons extending credit to, contracting with or having any claim against the Trust or a particular series of Shares shall look only to the assets of the Trust or the assets of that particular series of Shares for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall personally liable therefore.

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust.  To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust’s obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust.  Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Category	CB FUND	FEDERATED FUND
Rights of Inspection
Under Massachusetts law, and under the Bylaws of the Trust, the trustees of a Massachusetts business trust may from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Trust maintained on behalf of each series and class of shares of the Trust or any of them may be open to the inspection of the shareholders of any series or class; and no shareholder may have any right to inspect any account or book or document of the Trust except that, to the extent such account or book or document relates to the series or class in which he is a shareholder or the Trust generally, such shareholder will have such right of inspection as conferred by laws or authorized by the trustees or by resolution of the shareholders of the relevant series or class.
Same
Number of Authorized Shares; Par Value	Unlimited number of shares; No par value	Same

INFORMATION ABOUT FEDERATED FUND
AND CB FUND

Where to Find Additional Information

Information about CB Fund is included in its Prospectus and its SAI dated March 1, 2008, each of which is incorporated herein by reference.  Information about Federated Fund is included in its Prospectus and its SAI for the Institutional Shares dated December 31, 2007, each of which is incorporated herein by reference.  A copy of the Institutional Shares Prospectus for Federated Fund accompanies this Prospectus/Proxy Statement.  Copies of the Institutional Shares SAI of Federated Fund, the Prospectus and SAI of CB  Fund and the SAI dated _______, 2008 relating to this Prospectus/Proxy Statement, all of which have been filed with the SEC, may be obtained without charge by contacting CB Fund at 1-800-637-6884 or from within Kentucky at 1-800-432-0721, or Federated Fund at 1-800-341-7400 or by writing to CB Core Equity Fund, c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, or Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000.  The Prospectus of CB Fund is also available electronically at CB Fund’s website at www.centralbank.com

Federated Trust, on behalf of Federated Fund, and CB Trust, on behalf of CB Fund, are subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith file reports and other information with the SEC.  Reports, proxy and information statements and other information filed by Federated Trust, on behalf of Federated Fund and by The Advisors’ Inner Circle Fund, on behalf of CB Fund, can be obtained by calling or writing the Funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington, D.C 20549.  Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).

Legal Proceedings

Since October 2003, Federated and related entities (collectively, "Federated"), and various Federated funds ("Funds"), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company (“FIMC”), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds’ board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators’ findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the fund’s directors are independent of Federated, (ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the fund’s board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and (iv) the fund appoints a “senior officer” who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated’s announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated’s website at FederatedInvestors.com.

Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

Proxies are being solicited by the Board of Trustees of The Advisors’ Inner Circle Fund on behalf of its portfolio, CB Fund. The proxies will be voted at the special meeting of shareholders of CB Fund to be held on May 7, 2008 at One Freedom Valley Drive, Oaks, PA, 19456 at 11 a.m. (Eastern time), (such special meeting and any adjournment or postponement thereof are referred to as the “Special Meeting”).

The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by CB Adviser and/or Federated Adviser or their affiliates.  In addition to solicitations through the mail, proxies may be solicited by officers, employees, and agents of CB Adviser and/or Federated Adviser or their affiliates, or, if necessary, a communications firm retained for this purpose.  Such solicitations may be by telephone, through the Internet or otherwise.  Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder’s instructions, and confirming to the shareholder after the fact.  Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. Federated Adviser and/or CB Adviser may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

The purpose of the Special Meeting is set forth in the accompanying Notice. The Advisors’ Inner Circle Fund Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Prospectus/Proxy Statement and the enclosed proxy card are expected to be mailed on or about April 7, 2008 to shareholders of record at the close of business on March 26, 2008 (the “Record Date”).

CB Fund’s Annual Report, which includes audited financial statements for the fiscal year ended October 31, 2007, was previously mailed to shareholders of CB Fund. Since the Institutional Shares are a newly created share class of Federated Fund, an Annual Report for Institutional Shares is not currently available. CB Fund will promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered, a copy of the annual report, which may be requested by writing to CB Fund’s principal executive offices or by calling CB Fund. The principal executive office of CB Fund is located at 300 West Vine Street, Lexington, Kentucky 40507.  These documents, as well as additional information about the Funds (including portfolio holdings, performance, and distributions), are also available on the websites for Federated Fund and CB Fund.  The website for Federated Fund is FederatedInvestors.com and the website for CB Fund is www.centralbank.com.

Federated Fund’s toll-free telephone number is 1-800-341-7400, and CB Fund’s toll-free telephone number is 1-800-637-6884.

Proxies, Quorum and Voting at the Special Meeting

Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting.  Each Share of CB Fund is entitled to one vote.  Fractional shares are entitled to proportionate shares of one vote.  The votes of shareholders of Federated Fund are not being solicited since their approval is not required in order to effect the Reorganization.

Any person given a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of The Advisors’ Inner Circle Fund.  In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person.  All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies.  If no instruction is given on the submitted proxy, the persons named as proxies will vote the shares represented thereby in favor of approval of the Agreement and Plan of Reorganization.

In order to hold the Special Meeting, a “quorum” of shareholders of CB Fund must be present.  Holders of more than 50% of the total number of Shares entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal to approve the Agreement and Plan of Reorganization and for the purpose of transacting any other business which may come before the meeting. Approval of the Reorganization requires a majority of votes represented in person or by proxy at the Special Meeting.

Shares represented by a properly executed proxy will be voted in accordance with the instructions on the proxy, or, if no instructions are provided, the shares will be voted in FAVOR of the approval of the Reorganization. For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.  For this reason, abstentions and broker non-votes will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.

If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting from time to time without further notice other than by announcement to be given at the meeting until a quorum is met. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to the proposal.  All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned.  The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote.  A shareholder vote may be taken on the proposal in this Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

Share Ownership of the Funds

Officers and Trustees of The Advisors’ Inner Circle Fund own less than 1% of CB Fund's outstanding shares.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of CB Fund.

Information to be provided
Officers and Trustees of the Federated Trust own less than 1% of Federated Fund's outstanding shares.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Institutional Shares of Federated Fund.

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

CB Fund is not required, and does not intend, to hold regular annual meetings of shareholders.  Shareholders wishing to submit proposals for consideration for inclusion in a Prospectus/Proxy Statement for the next meeting of shareholders should send their written proposals to the CB Core Equity Fund, One Freedom Valley Drive, Oaks, Pennsylvania 19456, so that they are received within a reasonable time before any such meeting.

No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Advisors’ Inner Circle Fund.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees,

/s/James F. Volk
James F. Volk
President
The Advisors’ Inner Circle Fund

April 3, 2008

Exhibit B

Dear Shareholder:

Our fund was up 14.91% for the twelve months ending on October 31, 2007, outperforming the Standard & Poor 500 which was up 14.56% for the same time period.  This is a solid step in the right direction.

Through the year we have focused on restructuring the portfolio to represent a more blended approach than was seen over the last two years.  Our method of selection did not change, just the focus on sector allocation and the addition of value oriented stocks as appropriate.  While the changes were small and in keeping with the stated objective of the fund, the blended approach has allowed better control of the volatility with the added positive of better diversification of the overall portfolio.

Our methodology focuses on the selection of companies characterized by strong earnings growth and relatively low valuations.  We strive to own companies whose earnings and price have positive trends and avoid those companies on the decline.  While we own companies across the ten economic sectors, we focus on the sectors that are relatively more attractive given current market and economic conditions.

The majority of the added return for the period stems from three sectors.  Value was added in the Industrial sector, the Energy sector and the Telephone Utility sector.  The added return from Industrials comes from both an overweight sector allocation and stock selection.  From the Energy sector the added value came from security selection.  As to Telephone Utilities, our stock selection provided returns more than double that of the sector as a whole.  The remaining sectors performed generally in line with the overall markets.

The above commentary represents management’s assessment of the Fund and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The graphic presentation here displayed consists of a line graph.  The corresponding components of the line graph are listed underneath.  The Shares of CB Core Equity Fund, (the “Fund”) are represented by a solid line.  The Standard & Poor’s 500 Index (the “S&P 500”) is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the S&P 500 The “x” axis reflects computation periods from 10/31/97 to 10/31/2007.  The “y” axis reflects the cost of the investment.  The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the S&P 500.  The ending values were $20,382 and $19,859, respectively.  The legend in the upper left quadrant of the graphic presentation indicates the Fund’s Average Annual Total Returns for the one-year, five-year and 10-year periods ended 10/31/07.  The total returns were 14.91%, 11.96% and 7.33%, respectively.

Exhibit C

Evaluation and Approval of Advisory Contract

Federated Capital Appreciation Fund (the “Fund”)

The Fund’s Board reviewed the Fund’s investment advisory contract at meetings held in May 2007.  The Board’s decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund.  The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board.  The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below.  The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser.  This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees.  The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser’s fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser’s cost of providing the services; the extent to which the Adviser may realize “economies of scale” as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser’s services and fees.   The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services.  The Board was aware of these factors and was guided by them in its review of the Fund’s advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel.  Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer’s evaluation.  Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board’s formal review of the advisory contract occurred.  Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.  Thus, the Board’s consideration of the advisory contract included review of the Senior Officer’s evaluation, accompanying data and additional reports covering such matters as: the Adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund’s investment objectives; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates.  The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated’s responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them.  The Board’s evaluation process is evolutionary.  The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund’s performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business.  The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant.  For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund’s investors.  The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.  The Fund’s ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund’s investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser’s investment management services were such as to warrant continuation of the advisory contract.  In this regard, the Senior Officer has reviewed Federated’s fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts).  He concluded that mutual funds and institutional accounts are inherently different products.  Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows.   The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For the periods ending December 31, 2006, the Fund’s performance for the one year period was above the median of the relevant peer group, and the Fund’s performance fell below the median of the relevant peer group for the three year period.  The Board discussed the Fund’s performance with the Adviser and recognized the efforts being undertaken by the Adviser.  The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds.  These reports covered not only the fees under the advisory contracts, but also fees received by Federated’s subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds’ administrator).  The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades.  In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer.  The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable.  The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies.  In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated’s profit margins did not appear to be excessive and the Board agreed.

The Senior Officer’s evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger.  The Board considered in this regard that the Adviser has made significant additional investments in areas such as personnel and processes for the portfolio management, compliance, and risk management functions; distribution efforts; and systems technology; that support all of the Federated funds, and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole.  Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in independently prepared materials included in the Senior Officer’s evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.  The Senior Officer did not recommend institution of breakpoints in pricing Federated’s fund advisory services at this time.

For the Fund’s most recently completed fiscal year, the Fund’s investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group.  The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer’s evaluation noted his belief that the information and observations contained in his evaluation supported his finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid.  Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund’s advisory contract.  For 2006, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract.  In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser’s industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund.  Thus, the Board’s approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations.  Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative.  With respect to the factors that were relevant, the Board’s decision to approve the contract reflects its determination that Federated’s performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

STATEMENT OF ADDITIONAL INFORMATION

April 3, 2008

Acquisition of the assets of

CB CORE EQUITY FUND
a series of The Advisors’ Inner Circle Fund

The Advisors’ Inner Circle Fund
One Freedom Valley Drive
Oaks, Pennsylvania  19456
Telephone No: 1-800-637-6884

By and in exchange for Shares of

FEDERATED CAPITAL APPRECIATION FUND
a portfolio of Federated Equity Trust

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-7000
Telephone No:  1-800-341-7400

This Statement of Additional Information dated April 3, 2008, is not a prospectus.  A Prospectus/Proxy Statement dated April 3, 2008, related to the above-referenced matter may be obtained from Federated Equity Funds, on behalf of Federated Capital Appreciation Fund, by writing or calling Federated Equity Funds at the address and telephone number shown above.  This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.

TABLE OF CONTENTS

1.	Statement of Additional Information of CB Core Equity Fund, a series of The Advisors’ Inner Circle Fund, dated ____, 2008.

2.	Statement of Additional Information of Federated Capital Appreciation Fund, a portfolio of Federated Equity Fund dated December 31, 2007.

3.	Audited Financial Statements of CB Core Equity Fund, a series of The Advisors’ Inner Circle Fund, dated October 31, 2007.

INFORMATION INCORPORATED BY REFERENCE

The Statement of Additional Information of CB Core Equity Fund (the “CB Fund”), a series of The Advisors’ Inner Circle Fund (the “CB Trust”), dated March 1, 2008, is incorporated by reference to CB Trust, Post-Effective Amendment No. __ to its Registration Statement on Form N-1A (File No. 811-06400), which was filed with the Securities and Exchange Commission on or about______, 2008. A copy may be obtained from the CB Trust at One Freedom Valley Drive, Oaks, Pennsylvania 19456 or by calling 1-800-637-6884.

The Statement of Additional Information of Federated Capital Appreciation Fund (the “Federated Fund”), a portfolio of Federated Equity Funds (the “Federated Trust”), dated December 31, 2007, is incorporated by reference to the Federated Trust’s Post-Effective Amendment No. 88 to its Registration Statement on Form N-1A (File No. 811-4017), which was filed with the Securities and Exchange Commission on or about December 28, 2008.  A copy may be obtained from the Federated Trust at Federated Investors Funds 5800 Corporate Drive Pittsburgh, Pennsylvania 15237-7000 or by calling 1-800-341-7400.

The audited financial statements of the CB Fund, dated October 31, 2007, are incorporated by reference to the Annual Report to shareholders of the CB Fund which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended.

PART C.	OTHER INFORMATION.

Item 15                   Indemnification:

Indemnification is provided to Trustees and officers of the Registrant pursuant to the Registrant's Declaration of Trust and Bylaws, except where such indemnification is not permitted by law.  However, the Declaration of Trust and Bylaws do not protect the Trustees or officers from liability based on willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.  Trustees and officers of the Registrant are insured against certain liabilities, including liabilities arising under the Securities Act of 1933 (the "Act").

Insofar as indemnification for liabilities arising under the Act may be permitted to Trustees, officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Trustees, officers, or controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330.  Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii)  by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties.  The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, Trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions:  (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

Item 16.	Exhibits:

1.1	Conformed copy of Amended and Restated Declaration of Trust of the
Registrant; (12)
1.2	Conformed copies of Amendment Nos. 4-7 of the Amendment and Restated
Declaration of Trust of the Registrant; (31)
1.3	Conformed copy of Amendment No. 8 of the Amended and Restated Declaration of Trust of the Registrant; (19)
1.4	Conformed copy of Amendment No. 9 of the Amended and Restated
Declaration of Trust of the Registrant; (21)
1.5	Conformed copy of Amendment No. 10 of the Amended and Restated
Declaration of Trust of the Registrant; (21)
1.6	Conformed copy of Amendment No. 11 of the Amended and Restated
Declaration of Trust of the Registrant; (21)
1.7	Conformed copy of Amendment No. 12 of the Amended and Restated
Declaration of Trust of the Registrant; (23)
1.8	Conformed copy of Amendment No. 13 of the Amended and Restated
Declaration of Trust of the Registrant; (23)
1.9	Conformed copy of Amendment No. 14 of the Amended and Restated
Declaration of Trust of the Registrant; (24)
1.10	Conformed copy of Amendment No. 15 of the Amended and Restated
Declaration of Trust of the Registrant; (24)
1.11	Conformed copy of Amendment No. 16 of the Amended and Restated
Declaration of Trust of the Registrant; (24)
1.12	Conformed copy of Amendment No. 17 of the Amended and Restated
Declaration of the Trust of the Registrant; (24)
1.13	Conformed copy of Amendment No. 18 of the Amended and Restated Declaration of Trust of the Registrant; (25)
1.14	Conformed copy of Amendment No. 19 of the Amended and Restated Declaration of Trust of the Registrant; (29)
1.15	Conformed copies of Amendment Nos. 20-21 of the Amended and Restated Declaration of Trust of the Registrant; (31)
1.16	Conformed copies of Amendment No. 22 of the Amended and Restated Declaration of Trust of the Registrant; (33)
1.17	Conformed copies of Amendment No. 23 of the Amended and Restated Declaration of Trust of the Registrant; (34)
1.18	Conformed copy of Amendment No. 24 of the Amended and Restated Declaration of Trust of the Registrant; (36)
1.19	Conformed copy of Amendment No. 25 of the Amended and Restated Declaration of Trust of the Registrant; (39)
1.20	Conformed copy of Amendment No. 26 of the Amended and Restated Declaration of Trust of the Registrant; (40)
1.21	Conformed copy of Amendment No. 27 & No. 28 of the Amended and Restated Declaration of Trust of the Registrant; (41)
1.22	Conformed copy of Amendment No. 29 & NO. 30 of the Amended and Restated Declaration of Trust of the Registrant; (42)
2.1	Copy of Amended and Restated By-Laws of the Registrant; (12)
2.2	Copy of Amendment No. 5 to Amended and Restated By-Laws of the Registrant; (18)
2.3	Copy of Amendment No. 6 to Amended and Restated By-Laws of the Registrant; (18)
2.4	Copy of Amendment No. 7 to Amended and Restated By-Laws of the Registrant; (18) C
2.5	Copy of Amendment No. 8 to Amended and Restated By-Laws of the Registrant; (24)
2.6	Copy of Amendment No. 9 to Amended and Restated By-Laws of the Registrant; (29)
2.7	Copy of Amendment No. 10 to Amended and Restated By-Laws of the Registrant; (32)
2.8	Copy of Amendment No. 11 to Amended and Restated By-Laws of the Registrant; (37)
2.9	Copy of Amendment No. 12 to Amended and Restated By-Laws of the Registrant; (39)
3.	Not Applicable
4.	Plan of Reorganization; (*)
5.1	Copy of Specimen Certificate for Shares of Beneficial Interest of the Registrant (Federated Small Cap Strategies Fund); (7)
5.2	Copy of Specimen Certificate for Shares of Beneficial Interest of the Registrant (Federated Mid Cap Growth Strategies Fund); (8)
5.3	Copy of Specimen Certificate for Shares of Beneficial Interest of the Registrant (Federated Capital Appreciation Fund); (9)
6.1	Conformed copy of Investment Advisory Contract of the Registrant (Federated Mid Cap Growth Strategies Fund); (5)
6.2	Conformed copy of Investment Advisory Contract on behalf of the Registrant, which includes Exhibit B for Federated Capital Appreciation Fund; (10)
6.3	Conformed copies of Exhibits D & E for Federated Large Cap Growth Fund and Federated Technology Fund, respectively; (19)
6.4	Conformed copy of Exhibit G to the Investment Advisory Contract for Federated Kaufmann Fund; (23)
6.5	Conformed copy of Exhibit I to the Investment Advisory Contract for Federated Market Opportunity Fund; (23)
6.6	Conformed copy of Amendment to Investment Advisory Contract of the Registrant; (23)
6.7	Conformed copy of Sub-Advisory Agreement for Federated Kaufmann Fund, which includes Exhibit A, dated December 1, 2001; (23)
6.8	Conformed copy of Sub-Advisory Agreement for Federated Kaufmann Small Cap Fund, which includes Exhibit A; (24)
6.9	Conformed copy of Exhibit J to the Investment Advisory Contract for Federated Kaufmann Small Cap Fund; (24)
6.10	Conformed copy of Sub-Advisory Contract for Federated Market Opportunity Fund, which includes Exhibit A; (31)
6.11	Conformed copy of Sub-Advisory Contract for Federated Technology Fund, which includes Exhibit A; (31)
6.12
Conformed copy of Assignments of Federated Investment Management Company to Federated Equity Management Company of Pennsylvania for Advisory and Sub-Advisory Contracts of Federated Capital Appreciation Fund, Federated Kaufmann Fund, Federated Small Cap Kaufmann Fund, Federated Market Opportunity Fund, and Federated Technology Fund; (31)

6.13	Conformed copy of Assignment of Federated Investment Management Company to Federated Global Investment Management Company for Advisory Contract of Federated Large Cap Growth Fund; (31)
6.14	Conformed copy of Assignment of Federated Investment Management Company to Federated Equity Management Company of Pennsylvania for Advisory Contract of Federated Mid Cap Growth Strategies Fund; (31)
6.15	Conformed copy of Investment Advisory Contract of the Registrant, which includes Exhibit A (Federated Strategic Value Fund); (33)
6.16	Conformed copy of the Sub-Advisory Contract for Federated Absolute Advantage Fund; (36)
6.17	Conformed copy of Exhibit B to the Investment Advisory of the Registrant; (36)
6.18	Conformed copy of Assignment of Federated Global Investment Management Corp. to Federated Equity Management Company of Pennsylvania for Advisory Contract of Federated Large Cap Growth Fund; (39)
7.1	Conformed copy of Distributor’s Contract of the Registrant; (10)
7.2	Conformed copies of Exhibits D and F to the Distributor’s Contract for Federated Mid Cap Growth Strategies Fund, (Class A and C Shares); (10)
7.3	Conformed copies of Exhibits G and I to the Distributor’s Contract for Federated Capital Appreciation Fund, (Class A and C Shares); (10)
7.4	Conformed copy of Distributor’s Contract (Class B Shares); (16)
7.5	Conformed copies of Exhibits M and N to the Distributor’s Contract for Federated Large Cap Growth Fund, (Class A and C Shares); (19)
7.6	Conformed copies of Exhibits O and P to the Distributor’s Contract for Federated Communications Technology Fund, (Class A and C Shares); (19)
7.7	Conformed copy of Exhibits S & T to the Distributor’s Contract for for Federated Market Opportunity Fund (Class A and Class C Shares); (22)
7.8	Conformed copy of Exhibit U to the Distributor’s Contract for Federated Kaufmann Fund (Class K Shares); (23)
7.9	Conformed copy of Exhibits V & W to the Distributor’s Contract for Federated Kaufmann Fund (Class A and Class C Shares); (22)
7.10	Conformed copy of Amendment to the Distributor’s Contract of the Registrant, dated June 1, 2001; (23)
7.11	Conformed copy of Exhibit X to the Distributor’s Contract for Federated Kaufmann Small Cap Fund (Class A Shares); (24)
7.11	Conformed copy of Exhibit Y to the Distributor’s Contract for Federated Kaufmann Small Cap Fund (Class C Shares); (24)
7.12	Conformed copy of Exhibit Z to the Distributor's Contract for Federated Capital Appreciation Fund (Class K Shares); (28)
7.13
The Registrant hereby incorporates the conformed copy of the specimen Mutual Funds Sales and Service Agreement; Mutual Funds Service Agreement; and Plan Trustee/Mutual Funds Service Agreement from Item 24(b)(6)(ii)-(iv) of the Cash Trust Series II Registration Statement on Form N-1A, filed with the Commission on July 24, 1995. (File No. 33-38550 and 811-6269)

7.15	Conformed copy of Amendment to the Distributor’s Contract of the Registrant, dated October 1, 2003; (31)
7.16	Conformed copy of Amendment to the Distributor’s Contract (Class B Shares) of the Registrant, dated June 1, 2001; (31)
7.17	Conformed copy of Amendment to the Distributor’s Contract (Class B Shares) of the Registrant, dated October 1, 2003; (31)
7.18	Conformed copy of Exhibit AA and BB to the Distributor’s Contract for Federated Strategic Value Fund (Class A and Class C Shares); (33)
7.19	Conformed copy of Exhibit CC to the Distributors Contract for Federated Strategic Value Fund (Institutional Shares); (35)
7.20	Conformed copy of Exhibits, DD, EE, FF and GG to the Distributors Contract; (36)
7.21	Conformed copy of Exhibit HH to Distributors Contract for Federated Mid-Cap Growth Strategies Fund; (39)
8.	Not Applicable
9.1	Conformed Copy of the Custodian Agreement of the Registrant; (6)
9.2	Conformed copy of Custodian Fee Schedule; (15)
9.3	Conformed copy of Amendment to Custodian contract of the Registrant dated February 3, 2006; (39)
10.1	Conformed Copy of Distribution Plan of the Registrant, including Exhibits A, B and C; (31)
10.2	The responses described in Item 23(e)(xiv) are hereby incorporated by reference;
10.3	Conformed copy of Amendment to the Distribution Plan (Class B Shares); (23)
10.4	Conformed copy of Exhibit D to the Distribution Plan of the Registrant; (33)
10.5	Conformed copy of Exhibit E to the Distribution Plan of the Registrant; (35)
10.6	Conformed copy of Exhibits H and I to the Distribution Plan of the Registrant; (39)
11.1	Form of Opinion and Consent of Counsel regarding the legality of Shares being issued; (*)
12.	Form of Opinion regarding tax consequences of Reorganization; (To be filed by Amendment)
13.1
The Registrant hereby incorporates the conformed copy of Amendment No.  2 to the Amended & Restated Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services and Custody Services Procurement from Item 23 (h)(v) of the Federated U.S. Government Securities:  2-5 Years Registration Statement on Form N-1A, filed with the Commission on March 30, 2004. (File Nos. 2-75769 and 811-3387);

13.2
The Registrant hereby incorporates the conformed copy of Amendment No. 3 to the Amended & Restated Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services and Custody Services Procurement from Item 23 (h)(v) of the Federated U.S. Government Securities: 2-5 Years Registration Statement on Form N-1A, filed with the Commission on March 30, 2004. (File Nos. 2-75769 and 811-3387;

13.3
The Registrant hereby incorporates by reference the conformed copy of the Agreement for Administrative Services, with Exhibit 1 and Amendments 1 and 2 attached, between Federated Administrative Services and the Registrant from Item 23(h)(iv)of the Federated Total Return Series, Inc. Registration Statement on Form N-1A, filed with the Commission on November 29, 2004.  (File Nos. 33-50773 and 811-7115);

13.4
The Registrant herby incorporates by reference the conformed copy of the Financial Administration and Accounting Services Agreement, with attached Exhibit A revised 3/1/06, from Item (h)(viii) of the Federated Total Return Government Bond Fund, Registration Statement on Form N-1A, filed with the Commission on April 26, 2006. (File Nos. 33-60411 and 811-07309)

13.5
The Registrant hereby incorporates by reference the conformed copy of Transfer Agency and Service Agreement between the Federated Funds listed on Schedule A revised 3/1/06 and State Street Bank and Trust Company from Item 23(h)(ix) of the Federated Total Return Government Bond Fund Registration Statement on Form N-1A, filed with the Commission on April 26, 2006.  (File Nos. 33-60411 and 811-07309)

13.6
The Registrant hereby incorporates by reference the conformed copy of Amendment No. 3 to the Agreement for administrative Services between Federated Administrative Services Company and the Registrant dated June 1, 2005, form Item 23 (h)(ii) of the Cash Trust Series, Inc. Registrant Statement on Form N-1A, filed with the Commission on July 27, 2005.  (File Nos. 33-29838 and 811-5843);

13.7
The Registrant hereby incorporates the Copy of Schedule 1, revised 9/1/05, to the Second Amended and Restated Services Agreement, from Item h(ix) of the Federated Institutional Trust Registration Statement on Form N-1A, filed with the Commission on September 28, 2005.  (File Nos. 33-54445 and 811-7193)

13.8
The Registrant hereby incorporates the Copy of Exhibit A, revised 9/1/05, to the Financial Administration and Accounting Services Agreement, from Item h(x) of the Federated Institutional Trust Registration Statement on Form N-1A, filed with the Commission on September 28, 2005.  (File Nos. 33-54445 and 811-7193)

13.9
The Registrant hereby incorporates the Copy of Schedule 1, revised 6/1/05, to the Transfer Agency and Services Agreement between the Federated Funds and State Street Bank and Trust Company from , from Item h(xi) of the Federated Institutional Trust Registration Statement on Form N-1A, filed with the Commission on September 28, 2005.  (File Nos. 33-54445 and 811-7193)

13.10
The Registrant hereby incorporates the conformed copy of the Transfer Agency and Service Agreement between the Federated Funds and State Street Bank and Trust Company form Item 23(h)(ix) of the Federated Stock Trust Registration statement on Form N-1A, filed with the Commission on December 29, 2005. (File Nos. 33-60411 and 811-07309).

14.1	Conformed copy of Consent of Independent Auditors for Federated Capital Appreciation Fund (*)
14.2	Conformed copy of Consent of Independent Auditors for CB Core Equity Fund (*)
15.	Not Applicable
16.1	Conformed copy of Unanimous Consent of Directors for Power of Attorney (*)
16.2	Conformed copy of Power of Attorney of the Registrant;(*)
17.1	Form of Proxy (*)
17.2	Form of Ballot (*)
+	Exhibit is being filed electronically with registration statement; indicate by footnote
5.	Response is incorporated by reference to Registrant's Post-Effective Amendment No. 21 on Form N-1A filed June 30, 1995. (File Nos. 2-91090 and 811-4017)
6.	Response is incorporated by reference to Registrant's Post-Effective Amendment No. 20 on Form N-1A filed December 29, 1994. (File Nos. 2-91090 and 811-4017)
7.	Response is incorporated by reference to Registrant's Post-Effective Amendment No. 21 on Form N-1A filed June 30, 1995. (File Nos. 2-91090 and 811-4017)
8.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 22 on Form N-1A filed July 17, 1995. (File Nos. 2-91090 and 811-4017)
9.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 25 on Form N-1A filed August 31, 1995. (File Nos. 2-91090 and 811-4017)
10.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 26 on Form N-1A filed September 12, 1995. (File Nos. 2-91090 and 811-4017)
12.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 32 on Form N-1A filed September 3, 1996. (File Nos. 2-91090 and 811-4017)
15.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 31 on Form N-1A filed October 30, 1997. (File Nos. 2-91090 and 811-4017)
16.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 35 on Form N-1A filed December 30, 1997. (File Nos. 2-91090 and 811-4017)
17.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 40 on Form N-1A filed October 9, 1998. (File Nos. 2-91090 and 811-4017)
18.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 41 on Form N-1A filed November 2, 1998. (File Nos. 2-91090 and 811-4017)
19.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 44 on Form N-1A filed December 28, 1999. (File Nos. 2-91090 and 811-4017)
21.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 50 on Form N-1A filed December 29, 2000. (File Nos. 2-91090 and 811-4017)
22.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 52 on Form N-1A filed March 20, 2001. (File Nos. 2-91090 and 811-4017)
23.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 51 on Form N-1A filed December 27, 2001. (File Nos. 2-91090 and 811-4017)
24.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 57 on Form N-1A filed December 26, 2002. (File Nos. 2-91090 and 811-4017)
25.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 59 on Form N-1A filed February 7, 2003. (File Nos. 2-91090 and 811-4017)
27.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 61 on Form N-1A filed March 31, 2003. (File Nos. 2-91090 and 811-4017)
28.	Response is incorporated by reference to Registrant's Amendment No. 55 on Form N-1A filed September 22, 2003. (File No. 811-4017)
29.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 62 on Form N-1A filed October 30, 2003. (File Nos. 2-91090 and 811-4017)
31.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 66 on Form N-1A filed October 15, 2004. (File Nos. 2-91090 and 811-4017)
32.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 67 on Form N-1A filed December 30, 2004. (File Nos. 2-91090 and 811-4017)
33.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 68 on Form N-1A filed January 7, 2005. (File Nos. 2-91090 and 811-4017)
34.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 69 on Form N-1A filed June 22, 2005. (File Nos. 2-91090 and 811-4017)
35.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 70 on Form N-1A filed September 2, 2005. (File Nos. 2-91090 and 811-4017)
36.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 73 on Form N-1A filed October 14, 2005. (File Nos. 2-91090 and 811-4017)
37.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 74 on Form N-1A filed November 14, 2005. (File Nos. 2-91090 and 811-4017)
38	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 76 on Form N-1A filed December 29, 2005. (File Nos. 2-91090 and 811-4017)
39.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 77 on Form N-1A filed October 17, 2006. (File Nos. 2-91090 and 811-4017)
40.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 78 on Form N-1A filed December 11, 2006. (File Nos. 2-91090 and 811-4017)
41.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 83 on Form N-1A filed June 25, 2007. (File Nos. 2-91090 and 811-4017)
42.	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 88 on Form N-1A filed December 28, 2007. (File Nos. 2-91090 and 811-4017)

Item 17.	Undertakings

(1)           The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)           The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant, FEDERATED EQUITY FUNDS, has duly caused its Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 26th day of February, 2008.

FEDERATED EQUITY FUNDS
By: /s/C. Grant Anderson
C. Grant Anderson, Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:
NAME	TITLE	DATE

/s/ C. Grant Anderson	Attorney In Fact	February 26, 2008
C. Grant Anderson	For the Persons
ASSISTANT SECRETARY	Listed Below

NAME	TITLE

John F. Donahue*	Trustee

J. Christopher Donahue*	President and Trustee
(Principal Executive Officer)

Richard A. Novak*	Treasurer
(Principal Financial Officer)

Thomas G. Bigley*	Trustee

John T. Conroy, Jr.*	Trustee

Nicholas P. Constantakis*	Trustee

John F. Cunningham*	Trustee

Peter E. Madden*	Trustee

Charles F. Mansfield, Jr.*	Trustee

John E. Murray, Jr., J.D., S.J.D.*	Trustee

R. James Nicholson*	Trustee

Thomas M. O’Neil*	Trustee

Marjorie P. Smuts*	Trustee

John S. Walsh*	Trustee

James F. Will*	Trustee

* By Power of Attorney